UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D. C. 20549

                            FORM 8-K

                         CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported) August 25, 2006

               ART'S-WAY MANUFACTURING CO., INC.
    (Exact Name of Registrant As Specified In Its Charter)

                          Delaware
           State or Other Jurisdiction of Incorporation

	  0-05131                        42-0920725
	(Commission                    (IRS Employer
          File No.)               Identification Number)

                         P.O. Box 288
                     Armstrong, Iowa 50514
       (Address of Principal Executive Offices) (Zip Code)

                        (712) 864-3131
       (Registrant's Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c))

                             Form 8-K

Item 4.01     Changes in Registrant's Certifying Accountant

   On August 25, 2006, the Company engaged Eide Bailly LLP to be its independent accountant to audit the Company's financial statements. Prior to the engagement, the Company had not previously had consulted with Eide Bailly LLP on any matters.

                            SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ART'S-WAY MANUFACTURING CO., INC.

Date: August 29, 2006                 By: /s/ Carrie L. Majeski
                                      Carrie L. Majeski
                                      Chief Financial Officer